DEL TORO SILVER CORP.
320 North Carson Street
Carson City, NV 89701

NEWS RELEASE	Trading Symbol OTCBB: DTOR

Del Toro Silver Corp. New President’s Letter

Carson City, Nevada (November 15, 2011) – Del Toro Silver Corp. (OTCBB: DTOR) (“Del Toro” or the “Company”) is pleased to announce an open letter from its new president.

This New President’s Letter is now posted at our website http://www.deltorosilver.com

The complete text is pasted below.

Dear Shareholders and Interested Parties:

“A new strategy, a new beginning.”

Please allow me to introduce myself. My name is Greg Painter, and I am the new President and CEO of Del Toro Silver Corp. The Company’s new CFO is Patrick Fagen. Mr. Fagen and I are the Company’s sole board members. We acquired control of Del Toro on August 26, 2011, by purchasing through our holding company a large block of shares from the past CEO and President, Mark McLeary. This transaction was facilitated through discussions with Mr. McLeary about our vision for the Company and the opportunities and talents we bring to Del Toro.

There is no doubt that the world economic situation is in turmoil. Many countries are debasing their currencies, and the US dollar is hovering around its historic lows. In these tough financial times investors are seeking safe havens for their money and moving more of it into precious metals. The price of gold has seen a meteoric rise over the past few years, and the demand for the metal is strong. Surprisingly, though, most junior gold company stocks have not seen a corresponding or proportionate increase in value, even though future gold production is projected to lag far behind world demand.

In my opinion the main reason for this sluggish stock performance is that most of the juniors are focused on “elephant hunting” in the hope of finding the next big mine. These ventures are very speculative and costly. Exploration budgets can run in the millions of dollars with no guarantee of return. If a deposit is found, it usually consists of marginal, low grade disseminated ore that requires the mining and processing of huge quantities of material for profitability. Additional tens of millions of dollars and many years may be required to get through the permitting process (if possible at all), build a mill and develop a mine to production. Feasible large scale projects are very rare, and yet they remain the focus of most every junior exploration company. It is difficult to sift through the prospects, evaluate their value and cut through the hype.

Our new management team has revised Del Toro’s corporate strategy to target high grade precious metals properties, located in the western US, with the potential for near-term production and positive cash flow. Even though public companies have had little interest in such properties due to depressed gold prices and permitting issues, there is currently a big demand for these types of properties in the private and international markets. With the current high price of gold, this niche market offers many opportunities ignored or overlooked by the junior gold companies. Our new corporate strategy is to best position Del Toro to capitalize on this opportunity and build shareholder value.

CFO Patrick Fagen has had the opportunity to be introduced to several such properties through his consulting business – California Mining Consultants, LLC. He visits and evaluates numerous mines each year throughout California, Oregon, Arizona and Nevada and has developed strong relationships in the western US mining industry. Most mines Pat Fagen visits are not economically viable ventures, either due to permitting issues, milling constraints or low ore grades. Occasionally, he will find a property, usually consisting of a past producing mine, that presents an excellent opportunity for profitable near-term production. The permitting process and development work required to put such a property into production usually proves to be too complicated, time consuming and expensive for the current private owner. These circumstances make the owner very receptive to a JV and/or buyout offer. Del Toro intends to pick the very best of such properties and pursue their acquisition and development. Pat has already successfully accomplished this strategy in the private sector with the recent permitting and development of three high grade California gold mines. Del Toro intends to expand the scope of this strategy to position the Company as a leader in this niche gold market.

We look at this opportunity as a new beginning for Del Toro and are excited to be in such a position. While pursuing our new corporate strategy, we will continue with previous management’s plans as indicated by the recently commenced drill program at Dos Naciones with Yale Resources. Results of this program are expected in the very near future. Stockholders are encouraged to keep in mind that Del Toro currently has less than 4.2 million shares in the public float. The new management team is dedicated to achieving maximum stockholder value through the acquisition and development of near-term production properties.

Thank you for your support of Del Toro. We are committed to making the Company a success and believe strongly in our new strategy. We will be using our extensive contacts in the industry to strengthen our board of directors and management team with professionals with the same vision for Del Toro. I believe we will soon have all of the ingredients needed for success in an untapped market and am excited at the promising opportunities to grow the Company.

Greg Painter
President/CEO
November 15, 2011
Carson City, Nevada, USA

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the “SEC”) (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company’s filings with the SEC, such as the ability to obtain additional financing, the ability to manage growth, acquisitions of technology, equipment or human resources, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.